Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 5, 2013, is entered into by and among CARDTRONICS, INC., a Delaware corporation (the “Borrower”), each of the Guarantors party hereto (the “Guarantors”), each of the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Agent”).

Preliminary Statement

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of July 15, 2010 (as hereby amended and as from time to time further amended, modified, supplemented, restated or amended and restated, the “Credit Agreement”), pursuant to which the Lenders agreed to make available to the Borrower a revolving credit facility; and

WHEREAS, the Borrower has now asked the Agent and the Lenders to amend certain provisions of the Credit Agreement, including, without limitation, an amendment to increase the aggregate amount of the Lenders’ Commitments to $375,000,000, a portion of which will be used by the Borrower to provide liquidity for the acquisition of the ATM businesses of Cardpoint Limited (the “Target”); and

WHEREAS, in connection with the acquisition of the Target, the Borrower contemplates that it will implement the transactions described on Exhibit A attached hereto (together with any additional transactions related to the acquisition, not adverse to the Lenders and consented to in writing by the Administrative Agent and the Required Lenders, such consent not to be unreasonably withheld (provided that any Lender who fails to object within five (5) Business Days after the date the Borrower first requests such consent in writing will be deemed to consent to such additional transactions) the “Transactions”) and has asked for the amendment of certain provisions of the Credit Agreement to accommodate the Transactions; and

WHEREAS, the Agent and Lenders are willing to do so subject to the terms and conditions set forth herein, provided that the Borrower and Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and the Loan Documents;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2. Amendments to Section 1.01.  (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions, in alphabetical order:

“Acquisition” means the acquisition of all of the equity interests in Cardpoint Limited by a Restricted Subsidiary that is not an Obligor and that is wholly-owned by the Borrower pursuant to the

HOU:3319233.12

Acquisition Agreement, without amendment of material terms thereof not otherwise approved by the Administrative Agent.”

“‘Acquisition Agreement’ means the draft purchase and sale agreement dated July 24, 2013 relating to the acquisition of Cardpoint Limited.”

(b)Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and replacing them with the following:

“Alternative Currency” with respect to any Loan means (a) Pounds Sterling, (b) Euros and (c) a currency that (i) is readily available in the amount required and freely convertible into Dollars on the Quotation Day for such Loan and the date such Loan is to be advanced and (ii) has been approved by the Administrative Agent and is available for funding from the Lenders in accordance with Section 2.01(b).

“Foreign Subsidiary” means (a) any Subsidiary that is incorporated or organized other than under the laws of the United States of America, any State thereof or the District of Columbia and (b) any Subsidiary that is wholly owned by any such Subsidiary described in clause (a).

“Senior Leverage Ratio” means, as of the end of any fiscal quarter, the ratio of (a) the sum of (i) Consolidated Funded Indebtedness as of such date minus (ii) Subordinated Indebtedness as of such date minus (iii) senior unsecured Indebtedness or unsecured convertible Indebtedness, as applicable, permitted under Section 6.01(n) to (b) Consolidated Adjusted Pro Forma EBITDA for the four quarter period then ended.

3.Amendment to Section 2.01(b).  The first sentence of Section 2.01(b) of the Credit Agreement is hereby deleted and the following is substituted therefor:

“(b) Notwithstanding paragraph (a) above, Revolving Loans (but excluding Revolving Loans that are Swingline Loans) may, at the option of the Borrower, be requested in, converted into or issued, as applicable, in one or more of the Alternative Currencies in an amount up to the Equivalent Amount of $85,000,000 calculated as of the date the Loans are requested.”

4.Amendment to Section 2.19.  Section 2.19 of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

“Section 2.19  Reserved.”

5.Amendment to Section 6.01.  Section 6.01 of the Credit Agreement is hereby amended by adding the following subclauses (n) and (o) to the end of said section:

HOU:3319233.12

“(n)other unsecured convertible Indebtedness or senior unsecured Indebtedness incurred in connection with the Acquisition in an aggregate amount not to exceed $300,000,000, so long as such Indebtedness (i) does not have a maturity date shorter than six (6) months following the Termination Date and (ii) has covenants, taken as a whole, that are no more restrictive than the terms of the Loan Documents in any material respects; and

(o)to the extent incurred in connection with the Acquisition, Indebtedness of Restricted Subsidiaries that are not Obligors to other Restricted Subsidiaries in an amount not to exceed £120,000,000 on a net basis;  provided, that the Restricted Subsidiaries described in this subclause (o) shall be Wholly-Owned Subsidiaries.”

6.Amendment to Section 6.04.  Section 6.04 of the Credit Agreement is hereby amended by adding the following sentence to the end of said section:  “Notwithstanding any of the foregoing, (i) the transfer of 100% of the equity interests in Cardtronics Limited, a UK Limited Company to a Restricted Subsidiary that is not an Obligor and that is wholly-owned by the Borrower in connection with the Acquisition and (ii) the transfer by an Obligor to a Restricted Subsidiary of any intercompany Indebtedness permitted by Section 6.01(o) owned by such Obligor in connection with the Acquisition in each case, will be expressly permitted hereunder.”

7.Amendment to Section 6.05.  Section 6.05 of the Credit Agreement is hereby amended by adding the following subclauses (i), (j) and (k) to the end of said section:

“(i)to the extent made in connection with the Acquisition, Investments by Restricted Subsidiaries in Restricted Subsidiaries that are not Obligors in an amount not to exceed £120,000,000 on a net basis;

(j)to the extent made in connection with the Acquisition and not otherwise permitted under this Section 6.05, Investments by the Borrower in any Restricted Subsidiary in an aggregate amount not to exceed £120,000,000 on a net basis together with the Investments described in Section 6.05(i); and

(k)to the extent made in connection with the Acquisition and not otherwise permitted under this Section 6.05,  Investments by any Restricted Subsidiary that is not an Obligor in any Obligor.”

8.Amendment to Section 6.11.  Section 6.11 of the Credit Agreement is hereby amended by adding the following sentence to the end of said section:

“Notwithstanding the foregoing, the Acquisition shall be deemed to be a Business Acquisition notwithstanding the limitations contained in the definition thereof or the requirements of this

HOU:3319233.12

Section 6.11 and will be permitted hereunder so long as no Event of Default shall exist before or immediately after giving effect thereto.”

9.Amendment to Schedule 2.01.  Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.

10.Consent. This Amendment amends certain sections of the Credit Agreement to accommodate the Acquisition.  Notwithstanding anything contained in any Section of the Credit Agreement to the contrary, the Borrower may consummate the Transactions, and the Lenders hereby consent to the consummation of the Transactions.

11.Conditions Precedent.  The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

(a)no Default or Event of Default shall exist;

(b)the Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Guarantors and the Lenders;

(c)each of the Lenders whose Commitment did not increase after giving effect to this Amendment shall have received a $5,000 work fee;

(d)each of J.P. Morgan Securities LLC and Bank of America Merrill Lynch,  as the Arrangers, the Lenders and the Agent shall have received all fees required to be paid to it, and all expenses for which invoices have been presented prior to the date hereof (including the reasonable fees and expenses of legal counsel to the Agent for which invoices have been presented at least forty-eight hours prior to the date hereof), but without prejudice to the later payment of accrued fees and expenses not so invoiced;

(e)the Agent shall have received (i) an officer’s certificate of the Borrower and each Guarantor, attaching the certificate of formation (or similar document) of the Borrower or such Guarantor, as applicable, certified by the relevant authority of its jurisdiction of organization, a true and correct copy of the resolutions of the board of directors (or similar governing body) of the Borrower or such Guarantor authorizing the amendments contemplated hereby and the incumbency and specimen signatures of each natural person executing this Amendment on behalf of the Borrower or such Guarantor, and (ii) a good standing certificate for the Borrower and each Guarantor from its jurisdiction of organization;

(f)the Agent shall have received a copy of the Acquisition Agreement, which shall be reasonably acceptable to the Agent;

(g)the Agent shall have received a schedule showing the Borrower’s calculation of EBITDA on a pro forma basis taking into account the acquisition of the Target and including all adjustments to EBITDA used in making such calculation; and

(h)to the extent requested by any Lender pursuant to Section 2.09(d) of the Credit Agreement, the Agent shall have received for the account of such requesting Lender,  an amended and restated promissory note reflecting such Lender’s increased Commitment.

HOU:3319233.12

12.Condition Subsequent.  Notwithstanding anything herein or in the Credit Agreement to the contrary, (a) within two (2) Business Days of the closing of the Acquisition, the Agent shall have received a fully executed copy of the final Acquisition Agreement and (b) in the event that the Acquisition is not consummated within 30 Business Days of the date of this Amendment, this Amendment will cease to be effective and will be of no further force and effect, and the Borrower will immediately repay any amounts outstanding in excess of the Commitments in effect prior to this Amendment, together with all accrued, unpaid interest.

13.Ratification.  Each of the Borrower and Guarantors hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor are the Borrower nor Guarantors released from any covenant, warranty or obligation created by or contained herein or therein.

14. Representations and Warranties.  Each of the Borrower and Guarantors hereby represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered on behalf of each of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against each of the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by each of the Borrower and Guarantors.

15.Release and Indemnity.

(a)The Borrower hereby releases and forever discharges the Agent and each of the Lenders and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrower or its representatives and the Agent, and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives.  Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress,

HOU:3319233.12

misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by the Borrower including any such claims caused by the actions or negligence of the indemnified party (other than its gross negligence or willful misconduct).

(b)The Borrower hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 10.03 of the Credit Agreement, and agrees that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

16.Commitment Increase Agreement.

(a)By its execution of this Amendment, each Lender hereto agrees that its Commitment is hereby increased to the amount set forth opposite such Lender’s name in Schedule 2.01 attached hereto.

(b)Each Lender hereto hereby acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein.  Each Lender hereto also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

17.Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

18.Governing Law.  This Amendment shall be construed in accordance with and governed by the Law of the State of Texas without regard to any choice-of-law provisions that would require the application of the law of another jurisdiction.

19.Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

Exhibit A – Transaction Structure Detail by Legal Entity

Schedule 2.01 – Commitments

HOU:3319233.12

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

CARDTRONICS, INC.,
a Delaware corporation

By: /s/ Todd Ruden
Todd Ruden
Senior Vice President – Planning & Treasurer

GUARANTORS:

CARDTRONICS USA, INC.,
a Delaware corporation

By: /s/ Todd Ruden
Todd Ruden
Treasurer

CARDTRONICS HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ Todd Ruden
Todd Ruden
Treasurer

ATM NATIONAL, LLC,
a Delaware limited liability company

By: /s/ Todd Ruden
Todd Ruden
Treasurer

Signature Page to Third Amendment to Credit Agreement

HOU:3319233.12

ADMINISTRATIVE AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A.

By: /s/ John Kushnerick
Name: John Kushnerick
Title: Vice President

Signature Page to Third Amendment to Credit Agreement

HOU:3319233.12

ALTERNATIVE CURRENCY AGENT

J.P. MORGAN EUROPE LIMITED

By: /s/ Belinda Lucas
Name: Belinda Lucas
Title: Associate

Signature Page to Third Amendment to Credit Agreement

HOU:3319233.12

LENDER:

BANK OF AMERICA, N.A.

By: /s/ Gary L. Mingle
Name: Gary L. Mingle
Title: Senior Vice-President

Signature Page to Third Amendment to Credit Agreement

HOU:3319233.12

LENDER:

WELLS FARGO BANK, N.A.

By: /s/ Victor Tekell
Name: Victor Tekell
Title: Senior Vice President

Signature Page to Third Amendment to Credit Agreement

HOU:3319233.12

LENDER:

BBVA COMPASS f/k/a COMPASS BANK

By: /s/ Adrayll Askew
Name: Adrayll Askew
Title: Senior Vice President

Signature Page to Third Amendment to Credit Agreement

HOU:3319233.12

LENDER:

AMEGY BANK NATIONAL ASSOCIATION

By: /s/ Kelly Nash
Name: Kelly Nash
Title: Vice President

Signature Page to Third Amendment to Credit Agreement

HOU:3319233.12

LENDER:

SUNTRUST BANK

By: /s/ David Bennett
Name: David Bennett
Title: Director

Signature Page to Third Amendment to Credit Agreement

HOU:3319233.12

LENDER:

BRANCH BANKING AND TRUST COMPANY

By: /s/ Matt McCain
Name: Matt McCain
Title: Senior Vice President

Signature Page to Third Amendment to Credit Agreement

HOU:3319233.12

LENDER:

CAPITAL ONE, N.A.

By: /s/ Scott Miller
Name: Scott Miller
Title: Vice President